Exhibit 10.8.2

AMENDMENT TO

INVESTMENT MANAGEMENT AGREEMENT

This amendment dated September 26, 2013 (the “Amendment”), is by and between Northern Trust Investments, Inc. (the “Client”) and State Street Global Advisors, a division of State Street Bank and Trust Company (“State Street”), and amends certain terms and conditions of the Investment Management Agreement between the Client and State Street dated July 1, 2010, as amended from time to time (the “Agreement”). Capitalized terms not defined herein shall have the meaning ascribed to them in the Agreement, and in the event of a conflict between the Agreement and this Amendment with respect to such a term, the Agreement shall control unless otherwise noted herein.

WHEREAS, pursuant to the Agreement, Client has appointed State Street as investment manager for certain assets of the American Bar Association Members/Northern Trust Collective Trust (the “Client Trust”) to be held in the Account and State Street has accepted such appointment in accordance with the terms and conditions set forth in the Agreement;

WHEREAS, pursuant to the Agreement the Plan currently invests assets of the Account in the Funds listed on Exhibit 2, each a bank commingled fund maintained by Investment Manager; and

WHEREAS, the Client now desires to allocate assets to the Account to be invested in an additional commingled fund or funds.

NOW THEREFORE, Investing Fiduciary and Investment Manager hereby agree to the following terms and conditions:

1.

Client hereby authorizes the allocation of additional assets to the Account to be invested in the SSgA Dow Jones-UBS Roll Select Commodity Index Non-Lending Series Fund – Class A (“Fund”) effective upon receipt of a duly authorized letter of direction by State Street.

2.	The amended Investment Objectives and Fee Schedule are attached hereto as Exhibits 2 and J., respectively, and shall replace in full Exhibits 2 and J. currently attached to the Agreement.

3.	The List of ABA Funds currently contained in the Agreement is hereby deleted in its entirety and replaced with the list of ABA Funds attached hereto as Exhibit 1.

4.

The Client acknowledges receipt of the applicable Fund Declaration(s), Class Description(s), fund operating guidelines, and Strategy Disclosure Document(s) that relate to the Investment Objectives of the Fund set forth in Exhibit 2.

Except as provided herein, the terms and conditions contained in the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

NORTHERN TRUST INVESTMENTS, INC., in its individual corporate capacity and in its capacity as Trustee of the American Bar Association Members / Northern Trust Collective Trust

/s/ Patrick W. Herrington
Name: Patrick W. Herrington
Title: Sr. Vice President

STATE STREET GLOBAL ADVISORS, a division of

State Street Bank and Trust Company

/s/ Stephen W. Coyle
Name: Stephen W. Coyle
Title: Managing Director and Head of U.S. Sub Advisory

Exhibit 1

ABA FUNDS

LARGE CAP EQUITY FUND

BOND INDEX FUND

LARGE CAP INDEX EQUITY FUND

ALL CAP INDEX EQUITY FUND

MID CAP INDEX EQUITY FUND

SMALL CAP INDEX EQUITY FUND

INTERNATIONAL INDEX EQUITY FUND

REAL ASSET RETURN FUND

LIFETIME INCOME RETIREMENT DATE FUND

2010 RETIREMENT DATE FUND

2020 RETIREMENT DATE FUND

2030 RETIREMENT DATE FUND

2040 RETIREMENT DATE FUND

2050 RETIREMENT DATE FUND

CONSERVATIVE RISK FUND

MODERATE RISK FUND

AGGRESSIVE RISK FUND

Exhibit 2

INVESTMENT OBJECTIVES

SSgA Dow Jones-UBS Roll Select Commodity Index Non-Lending Series Fund – Class A

The Fund seeks an investment return that approximates as closely as practicable, before expenses, the performance of the Dow Jones-UBS Roll Select Commodity Index SM (the “Index”) over the long term, while providing participants the ability to purchase and redeem units on an “as of” basis. In seeking to accomplish this investment objective, the Fund may invest directly or indirectly in securities and other instruments, including in other pooled investment vehicles sponsored or managed by, or otherwise affiliated with the Trustee (“Commingled Funds”).

Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective. For more information about investment policies, principal investment strategy and associated risks, please see the Index Commodity Strategy Disclosure Document” (as may be amended, modified, or supplemented from time to time, the “Strategy Disclosure Document”).

SSgA Global Equity Ex-U.S. Index Non-Lending Series Fund – Class A

The Fund seeks an investment return that approximates as closely as practicable, before expenses, the performance of the MSCI ACWI ex USA Index (the “Index”) over the long term, while providing participants the ability to purchase and redeem units on an “as of” basis. In seeking to accomplish this investment objective, the Fund may invest directly or indirectly in securities and other instruments, including in other pooled investment vehicles sponsored or managed by, or otherwise affiliated with the Trustee (“Commingled Funds”).

Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective. For more information about investment policies, principal investment strategy and associated risks, please see the “Global Equity Index Strategy Disclosure Document” (as may be amended, modified, or supplemented from time to time, the “Strategy Disclosure Document”).

SSgA International Index Non-Lending Series Fund – Class A

The Fund seeks an investment return that approximates as closely as practicable, before expenses, the performance of the MSCI EAFE Index (the “Index”) over the long term, while providing participants the ability to purchase and redeem units on an “as of” basis. In seeking to accomplish this investment objective, the Fund may invest directly or indirectly in securities and other instruments, including in other pooled investment vehicles sponsored or managed by, or otherwise affiliated with the Trustee (“Commingled Funds”).

Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective. For more information about investment policies, principal investment strategy and associated risks, please see the “Global Equity Index Strategy Disclosure Document” (as may be amended, modified, or supplemented from time to time, the “Strategy Disclosure Document”).

SSgA Dow Jones-UBS Commodity Index Non-Lending Series Fund – Class A

The Fund seeks an investment return that approximates as closely as practicable, before expenses, the performance of the Dow Jones-UBS Commodity Total Return Index (the “Index”) over the long term, while providing participants the ability to purchase and redeem units on an “as of” basis. In seeking to accomplish this investment objective, the Fund may invest directly or indirectly in securities and other instruments, including the SSgA Dow Jones UBS Commodities Index Non-Lending Fund (the “Core Fund”), and in other pooled investment vehicles sponsored or managed by, or otherwise affiliated with the Trustee (“Commingled Funds”).

Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective. For more information about investment policies, principal investment strategy and associated risks, please see the “Index Commodity Strategy Disclosure Document” (as may be amended, modified, or supplemented from time to time, the “Strategy Disclosure Document”).

SSgA Russell Large Cap® Index Non-Lending Series Fund – Class A

The Fund seeks an investment return that approximates as closely as practicable, before expenses, the performance of the Russell 1000® Index (the “Index”) over the long term, while providing participants the ability to purchase and redeem units on an “as of” basis. In seeking to accomplish this investment objective, the Fund may invest directly or indirectly in securities and other instruments, including in other pooled investment vehicles sponsored or managed by, or otherwise affiliated with the Trustee (“Commingled Funds”).

Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective. For more information about investment policies, principal investment strategy and associated risks, please see the “US Equity Index Strategy Disclosure Document” (as may be amended, modified, or supplemented from time to time, the “Strategy Disclosure Document”).

SSgA Russell Large Cap® Index Securities Lending Series Fund – Class I

The Fund seeks an investment return that approximates as closely as practicable, before expenses, the performance of the Russell 1000® Index (the “Index”) over the long term, while providing participants the ability to purchase and redeem units on an “as of” basis. In seeking to accomplish this investment objective, the Fund may invest directly or indirectly in securities and other instruments, including in other pooled investment vehicles sponsored or managed by, or otherwise affiliated with the Trustee (“Commingled Funds”).

Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective. For more information about investment policies, principal investment strategy and associated risks, including those relating to the Fund’s ability to lend its portfolio securities, please see the “US Equity Index Strategy Disclosure Document” and the “US Cash Collateral Strategy. Disclosure Document” (together, as may be amended, modified, or supplemented from time to time, the “Strategy Disclosure Document”).

SSgA Russell Small Cap® Index Non-Lending Series Fund – Class A

The Fund seeks an investment return that approximates as closely as practicable, before expenses, the performance of the Russell 2000® Index (the “Index”) over the long term, while providing participants the ability to purchase and redeem units on an “as of” basis. In seeking to accomplish this investment objective, the Fund may invest directly or indirectly in securities and other instruments, including in other pooled investment vehicles sponsored or managed by, or otherwise affiliated with the Trustee (“Commingled Funds”).

Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective. For more information about investment policies, principal investment strategy and associated risks, please see the “US Equity Index Strategy Disclosure Document” (as may be amended, modified, or supplemented from time to time, the “Strategy Disclosure Document”).

SSgA Russell Small Cap® Index Securities Lending Series Fund – Class I

The Fund seeks an investment return that approximates as closely as practicable, before expenses, the performance of the Russell 2000® Index (the “Index”) over the long term, while providing participants the ability to purchase and redeem units on an “as of” basis. In seeking to accomplish this investment objective, the Fund may invest directly or indirectly in securities and other instruments, including in other pooled investment vehicles sponsored or managed by, or otherwise affiliated with the Trustee (“Commingled Funds”).

Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective. For more information about investment policies, principal investment strategy and associated risks, including those relating to the Fund’s ability to lend its portfolio securities, please see the “US Equity Index Strategy Disclosure Document” and the “US Cash Collateral Strategy Disclosure Document” (together, as may be amended, modified, or supplemented from time to time, the “Strategy Disclosure Document”).

SSgA Russell All Cap® Index Non-Lending Series Fund – Class A

The Fund seeks an investment return that approximates as closely as practicable, before expenses, the performance of the Russell 3000® Index (the “Index”) over the long term, while providing participants the ability to purchase and redeem units on an “as of” basis. In seeking to accomplish this investment objective, the Fund may invest directly or indirectly in securities and other instruments, including in other pooled investment vehicles sponsored or managed by, or otherwise affiliated with the Trustee (“Commingled Funds”).

Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective. For more information about investment policies, principal investment strategy and associated risks, please see the “US Equity Index Strategy Disclosure Document” (as may be amended, modified, or supplemented from time to time, the “Strategy Disclosure Document”).

SSgA Russell All Cap® Index Securities Lending Series Fund – Class I

The Fund seeks an investment return that approximates as closely as practicable, before expenses, the performance of the Russell 3000® Index (the “Index”) over the long term, while providing participants the ability to purchase and redeem units on an “as of” basis. In seeking to accomplish this investment objective, the Fund may invest directly or indirectly in securities and other instruments, including in other pooled investment vehicles sponsored or managed by, or otherwise affiliated with the Trustee (“Commingled Funds”).

Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective. For more information about investment policies, principal investment strategy and associated risks, including those relating to the Fund’s ability to lend its portfolio securities, please see the “US Equity Index Strategy Disclosure Document” and the “US Cash Collateral Strategy Disclosure Document” (together, as may be amended, modified, or supplemented from time to time, the “Strategy Disclosure Document”).

SSgA S&P 500® Index Non-Lending Series Fund – Class A

The Fund seeks an investment return that approximates as closely as practicable, before expenses, the performance of the S&P 500® (the “Index”) over the long term, while providing participants the ability to purchase and redeem units on an “as of” basis. In seeking to accomplish this investment objective, the Fund may’ invest directly or indirectly in securities and other instruments, including in other pooled investment vehicles sponsored or managed by, or otherwise affiliated with the Trustee (“Commingled Funds”).

Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective. For more information about investment policies, principal investment strategy and associated risks, please see the “US Equity Index Strategy Disclosure Document” (as may be amended, modified, or supplemented from time to time, the “Strategy Disclosure Document”).

SSgA S&P MidCap® Index Non-Lending Series Fund – Class A

The Fund seeks an investment return that approximates as closely as practicable, before expenses, the performance of the S&P MidCap 400® (the “Index”) over the long term, while providing participants the ability to purchase and redeem units on an “as of” basis. In seeking to accomplish this investment objective, the Fund may invest directly or indirectly in securities and other instruments, including in other pooled investment vehicles sponsored or managed by, or otherwise affiliated with the Trustee (“Commingled Funds”).

Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective. For more information about investment policies, principal investment strategy and associated risks, please see the “US Equity Index Strategy Disclosure Document” (as may be amended, modified, or supplemented from time to time, the “Strategy Disclosure Document”).

SSgA REIT Index Non-Lending Series Fund – Class A

The Fund seeks an investment return that approximates as closely as practicable, before expenses, the performance of the Dow Jones U.S. Select REIT Index (the “Index”) over the long term, while providing participants the ability to purchase and redeem units on an “as of” basis. In seeking to accomplish this investment objective, the Fund may invest directly or indirectly in securities and other instruments, including in other pooled investment vehicles sponsored or managed by, or otherwise affiliated with the Trustee (“Commingled Funds”).

Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective. For more information about investment policies, principal investment strategy and associated risks, please see the “SSgA REIT Index Strategy Disclosure Document” (as may be amended, modified, or supplemented from time to time, the “Strategy Disclosure Document”).

SSgA Target Retirement 2010 Non-Lending Series Fund – Class A

SSgA Target Retirement 2020 Non-Lending Series Fund – Class A

SSgA Target Retirement 2030 Non-Lending Series Fund – Class A

SSgA Target Retirement 2040 Non-Lending Series Fund – Class A

SSgA Target Retirement 2050 Non-Lending Series Fund – Class A

SSgA Target Retirement Income Non-Lending Series Fund - Class A

Each Fund seeks an investment return that approximates, as closely as practicable, before expenses, the performance of a custom benchmark index (the “Index”) over the long term, while providing participants the ability to purchase and redeem units on an “as of” basis. In seeking to accomplish this investment objective, each Fund may invest directly or indirectly in securities and other instruments, including in other pooled investment vehicles sponsored or managed by, or otherwise affiliated with the Trustee as outlined in the applicable Fund Declaration and more fully detailed in the “SSgA Target Retirement Strategy Disclosure Document” (as amended, modified, or supplemented from time to time the “Strategy Disclosure Document”). Due to the uncertainty in all investments, there can be no assurance that each Fund will achieve its investment objective. For more information about investment policies, principal investment strategy and associated risks, please see the Strategy Disclosure Document.

SSgA Target Retirement 2010 Securities Lending Series Fund – Class I

SSgA Target Retirement 2020 Securities Lending Series Fund – Class I

SSgA Target Retirement 2030 Securities Lending Series Fund – Class I

SSgA Target Retirement 2040 Securities Lending Series Fund – Class I

SSgA Target Retirement 2050 Securities Lending Series Fund – Class I

SSgA Target Retirement Income Securities Lending Series Fund – Class I

Each Fund seeks an investment return that approximates, as closely as practicable, before expenses, the performance of a custom benchmark index (the “Index”) over the long term, while providing participants the ability to purchase and redeem units on an “as of” basis. In seeking to accomplish this investment objective, each Fund may invest directly or indirectly in securities and other instruments, including in other pooled investment vehicles sponsored or managed by, or otherwise affiliated with the Trustee as outlined in the applicable Fund Declaration and more fully detailed in the “SSgA Target Retirement Strategy Disclosure Document” and the “US Cash Collateral Strategy Disclosure Document” (as amended, modified, or supplemented from time to time the “Strategy Disclosure Document”). Due to the uncertainty in all investments, there can be no assurance that each Fund will achieve its investment objective. For more information about investment policies, principal investment strategy and associated risks, please see the Strategy Disclosure Document.

SSgA U.S. Bond Index Non-Lending Series Fund – Class A

The Fund seeks an investment return that approximates as closely as practicable, before expenses, the performance of the Barclays Capital U.S. Aggregate Bond Index (the “Index”) over the long term, while providing participants the ability to purchase and redeem units on an “as of” basis. In seeking to accomplish this investment objective, the Fund may invest directly or indirectly in securities and other instruments, including in other pooled investment vehicles sponsored or managed by, or otherwise affiliated with the Trustee (“Commingled Funds”).

Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective. For more information about investment policies, principal investment strategy and associated risks, please see the “US Fixed income Index Strategy Disclosure Document” (as may be amended, modified, or supplemented from time to time, the “Strategy Disclosure Document”).

SSgA U.S. Inflation Protected Bond Index Non-Lending Series Fund – Class A

The Fund seeks an investment return that approximates as closely as practicable, before expenses, the performance of the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (the “Index”) over the long term, while providing participants the ability to purchase and redeem units on an “as of” basis. In seeking to accomplish this investment objective, the Fund may invest directly or indirectly in securities and other instruments, including in other pooled investment vehicles sponsored or managed by, or otherwise affiliated with the Trustee (“Commingled Funds”).

Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective. For more information about investment policies, principal investment strategy and associated risks, please see the “US Fixed Income Index Strategy Disclosure Document” (as may be amended, modified, or supplemented from time to time, the “Strategy Disclosure Document”).